                            SCHEDULE 14A INFORMATION
===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              NewMil Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                             NEWMIL BANCORP, INC.

                               -----------------

                   Notice of Annual Meeting of Shareholders

                               -----------------

To the Shareholders of NewMil Bancorp, Inc.:

    NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of NEWMIL BANCORP, INC. will be held at the Candlewood Valley Country Club, New Milford, Connecticut on Friday, April 26, 2002 at 9:30 a.m., for the purpose of considering and voting on the following matters:

    1. To elect four Directors to serve until the Annual Meeting of Shareholders in 2005 who with the eight Directors whose terms of office do not expire at this meeting, will constitute the full Board.

    2. To ratify the appointment of PricewaterhouseCoopers, LLP as independent auditors for the year ending December 31, 2002.

    3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 8, 2002, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          Betty F. Pacocha
                                          Secretary

New Milford, Connecticut
March 22, 2002


     YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

                             NEWMIL BANCORP, INC.
                                19 Main Street
                        New Milford, Connecticut 06776

                               -----------------

                        Annual Meeting of Shareholders
                                April 26, 2002
                               -----------------

                                PROXY STATEMENT

                               -----------------

                    INFORMATION CONCERNING THE SOLICITATION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NewMil Bancorp, Inc. (the "Corporation"), a Delaware corporation, for the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, New Milford, Connecticut on Friday, April 26, 2002 at 9:30 a.m. (the "Meeting"), and any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being given or sent to shareholders on or about March 22, 2002.

   The Corporation will bear the costs of soliciting proxies from its shareholders. In addition to this solicitation by mail, proxies may be solicited by Directors, officers and employees of the Corporation and the Bank by personal interview, telephone or telegram. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Corporation's Common Stock (as hereinafter defined) held of record by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

   Only holders of Common Stock of record at the close of business on March 8, 2002 (the "Record Date") are entitled to vote at the Meeting. On that date, there were 4,378,242 shares of the Corporation's $.50 par value common stock outstanding (the "Common Stock"). All shares of Common Stock outstanding carry voting rights and all shareholders are entitled to one vote per share of Common Stock held by such shareholder on each matter submitted to vote. Pursuant to the Corporation's Bylaws, a majority of the outstanding shares entitled to vote, present either in person or by proxy, will constitute a quorum for transacting business at the Meeting.

   Shares represented by properly executed proxies in the enclosed form will be voted in accordance with any specifications made therein. Proxies that contain no directions to the contrary will be voted FOR the election of all nominees for Director and FOR the ratification of the appointment of PricewaterhouseCoopers, LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2002. If any other business is properly presented at this Meeting, the Proxy shall be voted in accordance with the determination of a majority of the Board of Directors.

   A shareholder who executes and returns a proxy on the enclosed form has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it, or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the conduct of the Meeting will be by ballot.

                            PRINCIPAL SHAREHOLDERS

   The following table shows those persons known to the Corporation (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) to be the beneficial owners of more than five percent of the Common Stock as of the Record Date. In preparing the following table, the Corporation has relied on information supplied in public filings filed by such persons with the Securities and Exchange Commission and other information available to it. According to this information, each person listed below is believed to have sole voting and investment powers with respect to shares beneficially owned except as noted.

          Name and Address                    Shares
          of Beneficial Owner           Beneficially Owned Percent of Class
          -------------------           ------------------ ----------------
     Dimensional Fund Advisor Inc......      298,900(1)          6.83%
       1299 Ocean Avenue, 11th Floor,
       Santa Monica, CA 90401
     First Manhattan Asset Company.....      263,950(2)          6.03%
       437 Madison Ave
       New York, NY 10022
     Northhaven Management, Inc........      243,100(3)          5.55%
       200 Park Avenue 39th Floor
       New York, NY 10166

--------
(1) Dimensional Fund Advisors, Inc.'s beneficially owned shares are based on a Securities and Exchange Commission 13F filing for the quarter ended December 31, 2001. Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 298,900 shares of NewMil Bancorp, Inc. common stock as of December 31, 2001, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for each of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
(2) First Manhattan Asset Company's beneficially owned shares are based on a Securities and Exchange Commission 13F filing for the quarter ended December 31, 2001. First Manhattan Asset Company ("First Manhattan"), a registered investment advisor, is deemed to have beneficial ownership of 263,950 shares of NewMil Bancorp, Inc. common stock as of December 31, 2001, all of which shares are held in investment portfolios of First Manhattan clients.
(3) Northhaven Management, Inc.'s beneficially owned shares are based on a Securities and Exchange Commission 13F filing for the quarter ended December 31, 2001. Northhaven Management, Inc. ("Northhaven"), a registered investment advisor, is deemed to have beneficial ownership of 243,100 shares of NewMil Bancorp, Inc. common stock as of December 31, 2001, all of which shares are held in investment portfolios of Northhaven clients.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   In accordance with the Corporation's Bylaws and the applicable laws of Delaware, responsibility for the management of the Corporation is vested in the Board of Directors. During 2001 the Board of Directors of the Corporation held twelve (12) regular and special meetings. The Board of Directors of the Corporation is comprised of the same individuals who serve on the Board of Directors of the Corporation's wholly-owned subsidiary, NewMil Bank (the "Bank"). Each Director attended at least 75 percent of the meetings of the Board of Directors of the Corporation and any committee(s) of which he or she was a member.

   During 2001 many matters ordinarily dealt with by subcommittees of each Board of Directors were dealt with by the Board of Directors as a committee of the whole. The committees of the Corporation's Board of Directors are the Audit Committee, the Investment Committee, the Nominating Committee, and the Salary and Benefits Committee. The committees of the Bank's Board of Directors are the Audit Committee, the Community Reinvestment Act Committee, the Investment Committee, the Loan Committee, the Nominating Committee, the Salary and Benefits Committee, and the Trust Committee.

   The Corporation's Audit Committee met four (4) times during 2001. The Corporation's Audit Committee is responsible, amongst other things, for oversight of: internal accounting controls; the internal audit function; the selection of independent accountants; the results of the annual audit examination; and, relationships with state and federal regulatory agencies. The members of the Corporation's Audit Committee are Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier, Paul N. Jaber and Mary C. Williams.

   The Corporation's Nominating Committee met one (1) time during 2001. The Corporation's Nominating Committee recommends to the Corporation's Board of Directors candidates for director either to be elected at annual meetings of shareholders or to be appointed by the Board of Directors from time to time for the purpose of filling any vacancy on the Board of Directors. Vacancies in directorships may be filled, until the expiration of the term of the vacated directorship, by a vote of a majority of the directors then in office. The members of the Corporation's Nominating Committee are Herbert E. Bullock, Joseph Carlson II, Suzanne L. Powers and Mary C. Williams.

   The Corporation's Salary and Benefits Committee met six (6) times during 2001. The Corporation's and the Bank's Salary and Benefits Committees make recommendations to their respective Boards of Directors on compensation for officers and employees, and on benefit plans for employees of the Corporation and the Bank. The Bank's Salary and Benefits Committee administers the 1986 Stock Option Plan for officers and key employees of the Bank, which includes recommendations for the granting of stock options. The members of the Salary and Benefits Committee are Kevin L. Dumas, Laurie G. Gonthier, Robert J. McCarthy, Suzanne L. Powers and Mary C. Williams.

   The Corporation's Investment Committee met thirteen (13) times during 2001. The Corporation's and the Bank's Investment Committees approve investment and interest rate risk policies and monitor the performance of the Corporation's and the Bank's investment portfolios and interest rate risk positions. The members of the Corporation's and the Bank's Investment Committees are Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier, Paul N. Jaber, Robert J. McCarthy and Francis J. Wiatr.

   The Bank's Loan Committee met fourteen (14) times during 2001. The Bank's Loan Committee approves the loan policies of the Bank, approves certain loans and reviews all reports on the loan portfolio. The members of the Bank's Loan Committee are Herbert E. Bullock, Joseph Carlson II, Kevin L. Dumas, Paul N. Jaber, Robert J. McCarthy, John J. Otto, Suzanne L. Powers and Francis J. Wiatr.

   Matters ordinarily dealt with by the Bank's Trust Committee were dealt with during 2001 by the Bank's Board of Directors as a committee of the whole. The Trust Committee approves the trust policies of the Bank and reviews all trust accounts. The Bank's Trust Committee no longer administers trust accounts for unrelated third parties. The Bank remains as Trustee for only one account, NewMil Bank Pension Plan, and serves as custodian for the NewMil Bank Foundation. The Bank's Trust Committee, therefore, continues to administer these accounts. The members of the Bank's Trust Committee are Herbert E. Bullock, John J. Otto, Suzanne L. Powers and Anthony
M. Rizzo.

   The Bank's Community Reinvestment Act Committee ("CRA") met four (4) times during 2001. The committee was formed as a means of assuring compliance with the requirements of the Community Reinvestment Act. The members of the Bank's CRA Committee are Herbert E. Bullock, John J. Otto, Betty F. Pacocha, Anthony
M. Rizzo and Francis J. Wiatr.

Directors Compensation

   In general, the practice at NewMil Bank has been to recruit directors best able to provide the oversight necessary to insure the corporation meets all of its fiduciary obligations to shareholders. When recruiting a director it is generally thought that, subject to shareholder approval, the director will become a long-term fiduciary of the corporation. In this manner the director can serve on a variety of committees over time and bring objective oversight or specific knowledge to the oversight function.

   We believe that directors have important responsibilities and fiduciary obligations. Our philosophy is to pay competitive retainer and meeting fees to more closely align the directors' interests with those of the shareholders by providing long term incentive compensation in the form of stock options.

   Each non-employee director currently receives an annual stipend of $10,500. Directors also receive $650 for each Board meeting attended and $350 for each additional committee meeting attended. Officers of the Corporation who are also directors receive no compensation as directors.

   Each non-employee director receives options to purchase 2,000 shares of the Corporation's common stock on an annual basis under the 1992 Stock Option Plan for Outside Directors. Option grants are made to all non-employee directors at the beginning of each fiscal year at an exercise price equal to the stock's then fair market value. Options were granted to the non-employee directors on January 1, 2002 for 2002. Directors are also included in a split-dollar life insurance arrangement. The insurance policy interests are divided between the Bank and each director with the death benefit of each director being fixed at $250,000, payable directly by the insurance company to the director's named beneficiary.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Certificate of Incorporation and the Bylaws of the Corporation provide for the election of directors by the shareholders. For this purpose, the Board of Directors is divided into three classes, as nearly equal in size as possible, with one class elected each year for a three-year term, to hold office until the end of such term and until successors have been elected and qualified. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the shareholders. The Corporation's Bylaws contain a special provision applicable only to a director who is also an officer of the Corporation; in such case, the officer/director shall be deemed to have resigned as a director should he or she, for any reason, no longer be an officer of the Corporation.

   At the Meeting, the terms of four directors, Joseph Carlson II, Betty A. Pacocha, Anthony M. Rizzo and Mary C. Williams expire. They have been nominated to be elected each for a three-year term, expiring at the annual meeting in 2005. In the event that any nominee for director is unable or declines to serve, which the Board of Directors has no reason to expect, the attorneys named in the proxy will vote for a substitute designated by the present Board of Directors.

   Nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with certain notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the Corporation's principal executive offices not fewer than 60 days nor more than 90 days prior to the annual meeting; provided, however, that if fewer than 50 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Meeting was mailed or such public disclosure was made. A shareholder's notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such person, (iv) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; and (v) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (b) as to the shareholder giving the notice (i) the name and address of such shareholder, as they appear on the Corporation's books, and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder.

   The following tables set forth information as of the Record Date based upon the Corporation's and the Bank's books and records and information provided by the directors and executive officers, regarding the nominees for election as directors at the Meeting and each director continuing in office. The tables include the total number and percentage of shares of Common Stock beneficially owned by each nominee and by all directors and executive officers as a group. Each person has sole voting and investment powers with respect to shares listed as being beneficially owned by them, except as indicated in the notes following the tables.

                  NOMINEES FOR ELECTION FOR A THREE YEAR TERM

                                                                                 Shares of
                       Positions Held With the          Has Served  Term Will  Common Stock   Percent of
                      Corporation and the Bank;            as a     Expire At  Beneficially  Common Stock
                   Principal Occupation During the       Director  the Annual   Owned as of  Beneficially
      Name        Past Five Years and Directorships Age   Since    Meeting In* March 8, 2002    Owned
      ----        --------------------------------- --- ---------- ----------- ------------- ------------
Joseph Carlson II  Director, Former Vice            62     1997       2005         21,000(1)     0.48%
                   Chairman and CFO of
                   Centerbank and Center
                   Financial
Betty A. Pacocha.  Director; Secretary of the       68     1997(2)    2005         27,126(3)     0.62%
                   Corporation and Executive
                   Vice President and Secretary
                   of the Bank
Anthony M. Rizzo.  Director; CEO of A.M. Rizzo      61     2000(4)    2005        105,153(5)     2.40%
                   Electrical Contractors, Former
                   Director of Nutmeg Federal
                   Savings and Loan Association
Mary C. Williams.  Director; Former Vice            62     1990       2005         84,000(6)     1.91%
                   President of J&J Log and
                   Lumber Corp.

--------
 * Assumes election at Annual Meeting.
(1) Includes 10,000 shares held directly by Mr. Carlson and options to purchase 11,000 shares of Common Stock exercisable within 60 days of the Record
    Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(2) Ms. Pacocha has been an employee of the Bank since 1961 and she has served as Secretary of the Corporation since 1992.
(3) Includes 13,626 shares held directly by Ms. Pacocha and options to purchase 13,500 shares of Common Stock exercisable within 60 days of the Record Date.
(4) Mr. Rizzo was elected a Director of the Corporation and the Bank contemporaneously with the Corporation's acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.
(5) Includes 103,153 shares held jointly by Mr. Rizzo and his spouse and options to purchase 2,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(6) Includes 60,000 shares held directly by Ms. Williams and options to purchase 24,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.

                        DIRECTORS CONTINUING IN OFFICE

                                                                                        Shares of
                              Positions Held With the          Has Served  Term Will  Common Stock    Percent of
                             Corporation and the Bank;            as a     Expire At  Beneficially   Common Stock
                          Principal Occupation During the       Director   the Annual  Owned as of   Beneficially
          Name           Past Five Years and Directorships Age   Since     Meeting In March 8, 2002     Owned
          ----           --------------------------------- --- ----------  ---------- -------------  ------------
Herbert E. Bullock......  Director, Employee, Echo Bay     67     1987(1)     2003        24,400(2)      0.55%
                          Marina, New Milford, CT
Kevin L. Dumas..........  Director; Owner of Dumas &       45     2000(3)     2003        6,0000(4)      0.14%
                          Company, Certified Public
                          Accounts, Former Director of
                          NMBT Corporation
Laurie G. Gonthier......  Director; Vice President-        52     1990        2004        31,000(5)      0.72%
                          Investments for Paine Webber,
                          Middlebury, CT
Paul N. Jaber...........  Director; Attorney; Former       59     2000(6)     2004        70,816(7)      1.62%
                          Chairman of Nutmeg Federal
                          Savings & Loan Association
Robert J. McCarthy......  Director; Former Chairman,       58     1999        2004        34,700(8)      0.79%
                          President and Chief Operating
                          Officer of Norco Inc.,
                          Georgetown, CT
John J. Otto............  Director; President of the Otto  66     2000(9)     2003        28,377(10)     0.65%
                          Company, Former Director f
                          Nutmeg Federal Savings and
                          Loan Association
Suzanne L. Powers.......  Director; Attorney; Former       63     1988        2004        34,000(11)     0.77%
                          Judge of Probate
Francis J. Wiatr........  Director; Chairman, President,   51     1994(12)    2003       151,974(13)     3.36%
                          and CEO of the Corporation and
                          Bank
All Directors and
  Executive Officer as a
  Group (19 Persons)....                                                                 749,683(14)    15.75%(15)

--------
(1) Mr. Bullock has been a Director of the Corporation since its formation in 1987. Mr. Bullock has been a Director of the Bank since 1972.
(2) Includes 400 shares held jointly by Mr. Bullock with his spouse and options to purchase 24,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(3) Mr. Dumas was elected a Director of the Corporation and the Bank by the Board of Directors on June 21, 2000 to fill a vacancy.
(4) Includes 1,000 shares held directly by Mr. Dumas and options to purchase 5,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(5) Includes 5,000 shares held jointly by Mr. Gonthier with his spouse, 2,500 shares in Mr. Gonthier's Individual Retirement Account and options to purchase 24,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(6) Mr. Jaber was elected a Director of the Corporation and the Bank contemporaneously with the Corporation's acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.

(7) Includes 7,828 shares held by the Profit Sharing Plan of the law firm of Cutsumpas, Collins, Hannafin, Jaber and Tuozzolo, 60,988 held directly by Mr. Jaber and options to purchase 2,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(8) Includes 20,000 shares held jointly by Mr. McCarthy with his spouse, 7,700 shares held by family members where Mr. McCarthy has Power of Attorney for those shares and options to purchase 7,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(9) Mr. Otto was elected a Director of the Corporation and the Bank contemporaneously with the Corporation's acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.
(10) Includes 26,377 shares held directly by Mr. Otto and options to purchase 2,000 shares of Common Stock exercisable within 60 days of the Record
     Date. It does not include options to purchase 2,000 shares of Common
     Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(11) Includes 1,000 shares held directly by Ms. Powers, 14,000 shares held jointly by Ms. Powers with her spouse, 5,000 shares held by Ms. Powers' spouse and options to purchase 14,000 shares of Common Stock exercisable within 60 days of the Record Date. It does not include options to purchase 2,000 shares of Common Stock, granted on January 1, 2002, which were not exercisable within 60 days of the Record Date.
(12) Mr. Wiatr was appointed President of the Corporation and President and Chief Executive Officer ("CEO") of the Bank on March 21, 1994. He was appointed Chairman and CEO of the Corporation and Chairman of the Bank on August 5, 1997.
(13) Includes 6,974 shares held directly by Mr. Wiatr and options to purchase 145,000 shares of common stock exercisable within 60 days of the Record Date.
(14) Includes 380,500 shares issuable upon the exercise of options exercisable by such persons within 60 days of the Record Date.
(15) For the purpose of calculating the percentage of Common Stock beneficially owned by the directors and executive officers as a group, the total number of shares outstanding includes the 380,500 shares issuable upon the exercise of options that may be exercised by such persons within 60 days of the Record Date (the "Option Shares").

   THE NOMINEES FOR DIRECTOR MUST BE ELECTED BY A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED NOMINEES.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively referred to as the "Insiders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Insiders are required by the Exchange Act to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that during 2001 all Section 16(a) required filings applicable to the Corporation's Insiders were made on time.

                            EXECUTIVE COMPENSATION

   Due principally to the significant growth of the Bank over the past few years, the Board of Directors determined in 2001 to review and update its compensation policy as it relates to executive management. The Board engaged Clark-Bardes Consulting, a preeminent compensation consultant to the financial services industry to evaluate and make recommendations on senior executive compensation practices. See "Report of the Board of Directors on Executive Compensation" on page 15.

   The following Cash Compensation Table sets forth cash compensation and certain other compensation paid or accrued by the Corporation or the Bank for services in all capacities rendered during the year ended December 31, 2001, the six month period ended December 31, 2000 and the year ended June 30, 2000 to the Corporation's CEO and the four most highly compensated executive officers of the Corporation and the Bank, other than the CEO, whose annualized cash compensation for the year ended December 31, 2001 determined in accordance with Item 402 of SEC Regulation S-K exceeded $100,000 (together, the "Named Executives").

                          Summary Compensation Table

                                                                             Long Term
                                            Annual Compensation Awards      Compensation
                                        ----------------------------------- ------------
           (a)                  (b)        (c)       (d)           (e)          (g)          (i)
        Name and               Fiscal                          Other Annual               All Other
        Principal              period                          Compensation   Options/   Compensation
        Position               ended    Salary ($) Bonus($)       ($)(5)      SARs(#)       ($)(6)
        --------             ---------- ---------- --------    ------------ ------------ ------------
Francis J. Wiatr............ 12/31/2001  $215,000  $150,000(1)     $--           --         $9,979
  Chairman, President and    12/31/2000   106,761        --         --           --          5,214
  CEO of the Corporation      6/30/2000   208,846   125,000(2)      --           --          6,743
  and the Bank
Betty F. Pacocha............ 12/31/2001  $110,000    75,000(1)      --           --          6,491
  Executive Vice President   12/31/2000    54,077        --         --           --          2,468
  & Secretary of the Bank     6/30/2000   107,231    60,000(3)      --           --          3,886
Roberta J. Reed............. 21/31/2001  $ 97,500    50,000(1)      --           --          3,200
  Senior Vice President      12/31/2000    48,750        --         --           --          1,700
  of the Bank                 6/30/2000    97,500        --         --          ---          2,685
Terrence J. Shannon......... 12/31/2001  $100,000    35,000(1)      --           --          5,342
  Senior Vice President      12/31/2000    48,923    10,000(4)      --           --          4,006
  of the Bank                 6/30/2000    95,039    20,000(3)      --           --          7,049
B. Ian McMahon.............. 12/31/2001  $130,000        --         --           --          5,652
  Senior Vice President      12/31/2000    62,115    10,000(4)      --           --          3,292
  & CFO of the Bank           6/30/2000   118,654    15,000(3)      --           --          4,156

--------
(1) Mr. Wiatr, Ms. Pacocha, Ms. Reed and Mr. Shannon received performance bonuses of $150,000, $75,000, $50,000 and $35,000, respectively, for the year ended December 31, 2001.
(2) Mr. Wiatr will receive a performance bonus of $125,000 for the year ended June 30, 2000, the payment of which is deferred until October 31, 2005 and which is conditioned upon the stock performance of the Corporation and other considerations.
(3) Ms. Pacocha and Messrs. Shannon and McMahon received performance bonuses of $60,000, $20,000 and $15,000, respectively, for the year ended June 30, 2000.
(4) Messrs. Shannon and McMahon received performance bonuses of $10,000 and $10,000, respectively, for the six month period ended December 31, 2000.
(5) Perquisites and other personal benefits paid to the Named Executives did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonuses reported for the Named Executive for the year ended December 31, 2001.

(6) The amounts reported for All Other Compensation include the following:
    (i) Term life insurance premiums paid by the Corporation or the Bank in the year ended December 31, 2001, the six month period ended December 31, 2000, and the year ended June 30, 2000 on behalf of each of the named executives:
    Mr. Wiatr, $1,049, $969 and $1,937, respectively; Ms. Pacocha, $2,591, $333 and $629, respectively; Mr. McMahon, $252, $276 and $552, respectively;
    Ms. Reed, $400, $400 and $835, respectively; and, Mr. Shannon, $1,188, $2,081 and $4,162, respectively; and (ii) Contribution match paid by the Bank under the Bank's 401K Plan in the year ended December 31, 2001, six month period ended December 31, 2000, and year ended June 30, 2000 on behalf of the named executives: Mr. Wiatr, $8,930, $4,246 and $4,806, respectively; Ms. Pacocha, $3,901, $2,135 and $3,257, respectively; Mr. McMahon, $5,400, $3,016 and $3,604, respectively; Ms. Reed, $2,800, $1,300 and $1,850; and,
    Mr. Shannon, $4,154, $1,985 and $2,887, respectively.

   The following table provides detailed information concerning stock options exercised by the Named Executives during the year ended December 31, 2001. This table also provides information concerning the number and value of specified exercisable ("vested") and unexercisable ("unvested") stock options at December 31, 2001. Finally, this table reports the value of unexercised "in-the-money" stock options at December 31, 2001, which represents the positive spread between the exercise price of any such existing stock options and the fair market value of the Corporation's Common Stock on December 31, 2001 ($14.76).

      Aggregated Option/SAR Exercises During Year Ended December 31, 2001
                 and December 31, 2001 Option/SAR Value Table

       (a)                (b)           (c)                (d)                        (e)
                                                                              Value of Unexercised
                                                  Number of Unexercised           In-the-Money
                                                      Options/SARs                Options/SARs
                    Shares Acquired  Value(1)     at December 31, 2001        at December 31, 2001
       Name         on Exercise(#)  Realized($) Exercisable/Unexercisable Exercisable/Unexercisable(1)
       ----         --------------- ----------- ------------------------- ----------------------------
Francis J. Wiatr...         --        $   ---           145,000/0                $1,278,950/$--
Betty A. Pacocha...      3,500         41,160            17,000/0                    142,920/--
Roberta J. Reed....         --             --             8,500/0                     24,991/--
Terrance J. Shannon         --             --            26,000/0                    180,385/--
B. Ian McMahon.....      2,000         23,520            22,500/0                    154,350/--

--------
(1) Based on the average of the bid and asked price of the Corporation's common stock as reported on The Nasdaq Stock Market on December 31, 2001.

Options/SAR Grants

   No stock options were granted to the Named Executives during the year ended December 31, 2001.

Employment Agreements

   The Corporation entered into an employment agreement dated as of January 1, 2002 with Mr. Wiatr, superseding his prior employment agreement . See "Report of the Board of Directors on Executive Compensation" on page 15. Mr. Wiatr's employment agreement provides for, among other things:

  . a base salary of $325,000 during its term, or such greater amount as may be agreed upon from time to time; and

  . participation throughout the term of the employment agreement in any and all officer or executive compensation, bonus, incentive, and benefit plans, including without limitation plans providing pension, medical, dental, disability, and group life benefits, and 401(k) retirement plans

   Mr. Wiatr also agrees to serve as a director of the Corporation and the Bank for as long as he continues as an officer of the Corporation and the Bank.

   With an original term of three years from January 1, 2002, Mr. Wiatr's employment agreement renews automatically for successive one-year periods at each anniversary date, unless the board of the Corporation gives Mr. Wiatr written notice before automatic renewal that the term of the employment agreement will not be extended. As a result of automatic renewals, the employment agreement has a new three-year term at each anniversary.

   If Mr. Wiatr's employment is terminated without cause, or if Mr. Wiatr terminates employment for good reason, Mr. Wiatr's base salary and other benefits will continue for a period of 36 months from the date of termination (other than continued participation in 401(k) retirement plan(s) or any stock plans). Additionally, Mr. Wiatr would be entitled to a cash-out payment equal to the value of unvested stock options or stock awards and unvested contributions to his 401(k) plan account as of the effective date of termination, each payable in a single lump sum within 90 days after his termination of employment. The Corporation must also provide Mr. Wiatr with outplacement assistance in an amount up to $25,000. Mr. Wiatr may terminate his employment with 30 days' advance written notice to the Corporation, whether with or without good reason. For purposes of the employment agreement, termination for good reason means a material reduction in his salary or benefits; involuntary reduction or discontinuance of his participation in any officer or employee benefit plans; transfer to a location more than 15 miles from the Corporation's principal executive offices; a material change in his status or responsibilities ; a material breach of the employment agreement by the Corporation that is not corrected within a reasonable time; failure to obtain assumption of the Corporation's obligations under the employment agreement by any successor; or termination of his employment effected in a manner that does not satisfy the terms of the employment agreement.

   Mr. Wiatr's employment agreement provides that if the Corporation experiences a change in control, Mr. Wiatr will be entitled to receive a lump sum cash payment equal to three times his annual compensation, which includes his base salary at the time of the change in control, and any bonuses or incentive compensation earned for the calendar year immediately preceding the year in which the change in control occurs. The change-in-control payment will be paid to Mr. Wiatr no later than five days after the change in control occurs or is deemed to have occurred. In addition, Mr. Wiatr becomes fully vested in any qualified and non-qualified plans, programs, or arrangements which he participated in which do not address the effect of a change in control. The Corporation will also contribute or cause to be contributed to Mr. Wiatr's 401(k) plan account the matching and profit-sharing contributions that would have been paid had his employment not terminated prior to the end of the plan year. Life, health, and disability coverage at least as favorable as the coverage maintained by the Corporation for Mr. Wiatr before his termination will be continued for up to three years. A change in control under the employment agreement means if any of the following events occur:

   1) NewMil Bancorp, Inc. shall have merged into or consolidated with another corporation, or merged another corporation into NewMil Bancorp, Inc., on a basis whereby 50% or less of the total voting power of the surviving corporation is held by persons who were shareholders of NewMil Bancorp, Inc. before the merger or consolidation;

   2)  A report on Schedule 13D or another form or schedule (other than
Schedule 13G) is filed or required to be filed under sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing persons or persons acting in concert has or have become the beneficial owner of 25% or more of a class of NewMil Bancorp, Inc. voting securities;

   3) During any period of two consecutive years, individuals who at the beginning of the two-year period constitute the board of NewMil Bancorp, Inc. cease for any reason to constitute at least a majority of the board, unless the election of each director who was not a director at the beginning of the two-year period is approved in advance by at least two thirds of the directors then in office who were directors at the beginning of the two-year period; or

   4) NewMil Bancorp, Inc. shall have sold substantially all of its assets to a third party.

   Change in control payments are not limited to amounts which would be fully deductible for federal income tax purposes pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, and the Corporation will be additionally obligated to reimburse Mr. Wiatr for any excise tax he incurs on such payments pursuant to Section 280G and related I.R.C. provisions. Under the terms of the employment agreement, Mr. Wiatr is not entitled to duplicate compensation and benefit payments if his employment is terminated without cause or if he terminates employment with good reason within 24 months after a change in control.

Executive Group Term Carve-Out Split Dollar Life Insurance Agreements

   The Corporation believes that adequate life insurance for key executives is an essential component of the compensation necessary to retain and reward excellent executive officer service. Bank executives have life insurance benefits under the group term life insurance program available to employees generally. Under current federal income tax law, a corporation may provide its employees with a group term life insurance death benefit of up to $50,000 on a tax-free basis. But the cost of providing a death benefit exceeding $50,000 is taxed currently to the employee as ordinary income. The executive group term carve-out split dollar life insurance plan supplements the executives' rights under the basic group term life insurance program available to employees generally, replacing the taxable portion of the group term life insurance plan with permanent life insurance, reducing the annually increasing expense of group term life insurance, and replacing it with an earning asset. The executives in the plan include those listed in the Summary Compensation Table above.

   The Bank and the executives share rights to death benefits payable under the policies. An executive's beneficiaries will receive an aggregate amount equal to:

   (a) for death before retirement: If the executive dies while actively employed by the Bank, his or her beneficiaries will receive either $1,000,000 or an amount equal to twice the officer's current annual salary at the time of death, whichever amount is less, in either case less the executive's $50,000 group term life insurance benefit under the Bank's basic group term life insurance plan, and

   (b) for death after normal retirement at age 65, for death after reaching age 55 with 10 years of service, for death after termination due to disability, or for death after termination of service within three years after a change in control: If the executive is no longer employed by the Bank at the time of death, his or her beneficiaries will receive either $1,000,000 or an amount equal to the executive's salary at the time his or her employment terminated, whichever amount is less. However, the death benefit will be payable to the executive's beneficiaries if and only if the executive's termination satisfied one of three conditions: (1) the executive's employment terminated within three years after a change in control, or (2) the executive terminated employment after having reached age 55 with at least 10 years of service to the Bank, or after having reached age 65 regardless of years of service, or (3) the executive's employment terminated because of disability.

   No death benefits are payable, however, if the executive's employment terminated for cause. The term "change in control" has the same meaning in the group term carve-out plan as it has for purposes of Mr. Wiatr's Employment Agreement, discussed above.

                            EMPLOYEE BENEFIT PLANS

Pension Plan

   The Bank maintains a non-contributory defined benefit pension plan (the "Pension Plan") that is qualified under the Internal Revenue Code and complies with the requirements of the Employee Retirement Income Security Act of 1984 ("ERISA").

   Effective September 1, 1993 the Pension Plan was curtailed and the crediting of additional benefits to participants under the Pension Plan discontinued. Distributions of vested benefits will be made after the retirement of vested participants. If a participant terminates employment before attaining the normal retirement date as set forth in the Pension Plan, the Pension Plan's vesting provisions will govern whether such participant is entitled to any benefits pursuant to such Pension Plan.

   The Pension Plan covers full-time employees, as of September 1, 1993, who had attained the age of 21 years and had completed at least six months service with the Bank at September 1, 1993. The Pension Plan provides in general for monthly payments to or on behalf of each covered employee upon such employee's retirement at age 62 or 65, depending upon whether their employment began before April 1, 1976, or after that date. Annual payments are based upon the employee's base annual compensation for the highest paid three years of employment through September 1, 1993 and such employee's covered months of service to a maximum of 60 percent.

   The Pension Plan provides for optional early retirement benefits provided a participant has attained age 58 and completed at least 25 years of service with the Bank or attained the age of 62 depending on whether their employment began before April 1, 1976 or after that date. The Pension Plan also provides death benefits comparable to the benefits offered in the case of early retirement. To fund the benefits provided by the Pension Plan, the Bank makes an annual contribution, if required, for the benefit of eligible employees computed on an actuarial basis. No contribution was required or made during the last fiscal year. Contributions to the Pension Plan fund are paid entirely by the Bank and expenses of administering the Pension Plan are paid from the fund.

   The following table illustrates annual pension benefits for retirement in fiscal 2001 at age 65 under the most advantageous Pension Plan provisions available for various levels of compensation and years of service. The Bank's Pension Plan does not provide for Social Security integration.

                              Pension Plan Table


                                     Years of Service (b)
           Average Final --------------------------------------------
           Earnings (a)  15 Years 20 Years 25 Years 30 Years 35 Years
           ------------  -------- -------- -------- -------- --------
              $ 25,000   $ 7,500  $10,000  $12,500  $15,000  $15,000
                50,000    15,000   20,000   25,000   30,000   30,000
                75,000    22,500   30,000   37,500   45,000   45,000
               100,000    30,500   40,000   50,000   60,000   60,000
               125,000    37,500   50,000   62,500   75,000   75,000
               150,000    45,000   60,000   75,000   90,000   90,000

--------
(a) Average of highest three years of base annual compensation.
(b) Benefits are computed based on the participant's average of highest three years of annual compensation and the number of months of service, up to a maximum of 60%. The Pension Plan does not provide for Social Security integration.

   As of December 31, 2001, Ms. Pacocha's salary for pension benefit purposes was $57,188 and she had thirty-three years of service accrued. No amounts would be payable to Ms. Reed or Messrs. Wiatr, McMahon, or Shannon pursuant to the Pension Plan, as they are not participants in the Pension Plan.

Savings and Protection Plan

   The Bank maintains a non-contributory profit-sharing feature to the Profit Sharing Plan that benefits all full-time employees and follows the same eligibility requirements contained in the Bank's Pension Plan. Contributions to the Profit-Sharing Plan are determined annually by the Board of Directors of the Bank on a discretionary basis. No contributions were made to the profit-sharing feature of the Profit Sharing Plan for the year ended December 31, 2001.

   Effective April 1, 1994 the Bank amended its Profit-Sharing Plan to add a 401K provision. This part of the Plan allows for a defined contribution by employees with a match by the Bank of 100% of the first 3% of the employee's salary and 50% of the next 2% of the employee's salary. If an employee elects to contribute greater than 5% of his or her salary, the Bank's match is capped at 100% of the first 3% and 50% of the next 2% of the employee's salary. The Bank's total matching contribution for the year ended December 31, 2001, was $161,000. All contributions under the 401K are vested when made, except to the extent adjustment may be necessary to comply with applicable allocation restrictions that apply to 401K plans generally.

   The Board of Directors of the Bank reviews the structure of the Profit-Sharing Plan annually, and makes whatever adjustments it deems appropriate. The Bank has no long-term agreement or commitment to maintain the Profit-Sharing Plan.

Salary Continuation and Split Dollar Agreement

   Pursuant to its 2001 evaluation of executive compensation practices, the Bank has provided Mr. Wiatr with a Salary Continuation Agreement that is intended to provide Mr. Wiatr with a fixed annual benefit for 15 years for retirement on or after the normal retirement age of 65.

   The Salary Continuation Agreement provides for reduced benefits in the case of early termination or in the case of termination due to disability. Benefits are also payable under the Salary Continuation Agreement if Mr. Wiatr's service with the Bank terminates before normal retirement age upon the occurrence of a change in control. The term "change in control" is defined in the Salary Continuation Agreement as --

  . a merger occurring and as a consequence of which the Corporation's shareholders own less than 50% of the resulting company's voting stock, or

  . a beneficial ownership report is required to be filed under sections 13(d) or 14(d) of the Securities Exchange Act of 1934 by a person (or group of persons acting in concert) to report ownership of 25% or more of the Corporation's voting securities, or

  . during any period of two consecutive years, individuals who constitute the Corporation's board of directors at the beginning of the two-year period cease for any reason to constitute a majority of the board. Directors elected during the two-year period are treated as if they were directors at the beginning of the period if they were nominated by at least two-thirds of the directors in office at the beginning of the period.

   Like Mr. Wiatr's employment agreement discussed above, the Salary Continuation Agreement of Mr. Wiatr also provides for payment of a tax gross-up benefit if Mr. Wiatr's benefits on account of a change in control are subject to excise taxes under sections 280G and 4999 of the Internal Revenue Code.

   The following table shows benefits payable under the Salary Continuation Agreements to Mr. Wiatr.

                              Annual benefit payable under the Salary
                            Continuation Agreement for 15 years for...          Lump sum payable
                        ---------------------------------------------------    for termination on
                        disability   early termination   retirement on or       12/31/02 after a       Life insurance death
                         occurring     occurring in        after normal         change in control    benefit if the executive
Named Executive Officer in 2002/(1)/     2002/(1)/     retirement age 65/(2)/ occurring in 2002/(3)/       dies in 2002
----------------------- -----------  ----------------- ---------------------  ---------------------- ------------------------
   Francis J. Wiatr....  $ 39,255         $39,255            $158,255              $1,251,085               $1,429,211

--------
(1) Early termination and disability benefits are payable if employment terminates before the normal retirement age. The disability benefit amount increases for each year of service up to the normal retirement age of 65.
(2) The early termination benefit increases in amount until normal retirement age. Mr. Wiatr will reach the normal retirement age of 65 in 2015.
(3) Payable within three days after the executive's termination, the change-in-control lump sum payable under the Salary Continuation Agreement is determined by taking the executive's normal retirement age accrual balance and discounting that sum back to the executive's current age as if the executive had an additional 108 months of service and 108 additional months of age on the date of the executive's termination of employment at a 4% discount rate. The amount shown is hypothetical based on an assumed change in control in 2002. The CEO's employment agreement and Salary Continuation Agreement also provide for an additional tax gross-up payment if the total payments and benefits due as a result of a change in control exceed the limits under section 280G of the Internal Revenue Code. The gross-up feature is discussed in the description of Mr. Wiatr's employment agreement above. The figures in the table above do not include any tax gross-up payments.

          REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   Due principally to the significant growth of the Bank over the past few years, the Board of Directors determined in 2001 to review and update its compensation policy as it relates to executive management. The Board engaged Clark-Bardes Consulting, a preeminent compensation consultant to the financial services industry to evaluate and make recommendations on senior executive compensation practices.

   The Board of Directors has always used, and continues to use industry salary surveys as a guide for the compensation ranges in effect for executive management. All compensation programs that are in effect for senior officers are reviewed on an annual basis including base pay and performance bonus ranges, stock option grants, and change of control and retirement plans.

   The Board of Directors compares Bank compensation ranges to publicly traded peer group banks both at the national and regional level. This provides the Board of Directors with another tool to measure the appropriateness of executive compensation in all forms. The evaluation permits, and the Board's goal is to achieve a compensation policy that is closely aligned with the performance objectives of each executive position and ultimately shareholder interests.

   The Board of Directors as a whole makes decisions on compensation for executive officers (with Mr. Wiatr and Ms. Pacocha not participating in decisions concerning their compensation). The Board is currently comprised of twelve members. Because the business of the Corporation currently consists of the business of the Bank, no separate cash compensation is paid to the executive officers of the Corporation. Except for Mr. Wiatr, who participated in discussions concerning Ms. Pacocha's compensation, no other members of the Board who participated in these decisions are employed by the Corporation or the Bank, neither do any of these members have an interlocking relationship with a compensation committee of another entity, nor do they participate in any of the Corporation's or Bank's executive compensation plans.

   In addition, the Salary and Benefits Committee, none of whose members are employees of the Corporation or the Bank, makes recommendations to the Board of Directors concerning the grant of stock options pursuant to the 1986 Plan to employees, including director and non-director executive employees. Based on these recommendations, the Board of Directors makes decisions regarding the grant of any such options (with Mr. Wiatr and Ms. Pacocha not participating in decisions concerning themselves). This Committee also makes recommendations to the Board of Directors on compensation for other officers and employees and on other benefit plans for employees of the Corporation and the Bank.

   The Board of Directors does not have formula-based compensation policies. The Board considers the Corporation's and the Bank's performance, the accomplishment of business objectives, and the individual's contribution to earnings and shareholder value in setting senior officer compensation levels. The Board also considers the compensation paid by peer group institutions with the goal of being competitive in the attraction and retention of qualified executives. The three principal components of executive officers' compensation are salary, performance cash bonuses, and stock options. The Board considers granting bonuses only when it determines that performance is meritorious and exceptional, and only after consideration of such factors as the Bank's performance for such year compared to prior years, and the time and effort exerted by management. These decisions are made on a judgmental basis, considering both qualitative and quantitative factors. The Corporation's CEO, Mr. Wiatr, received a salary of $215,000 during the year ended December 31, 2001, $106,731 during the six month period ended December 31, 2000, and $208,846 during the year ended June 30, 2000. A performance bonus of $150,000 was paid for the year ended December 31, 2001 based on the significant growth of the Bank, its profitability and the satisfaction of other Board approved goals and objectives. The Board chose to recognize meritorious performance by Ms. Pacocha, Ms. Reed and Mr. Shannon in the year ended December 31, 2001 by awarding performance bonuses as reflected in the Summary Compensation Table.

   Board of Directors of the Corporation and the Bank


              Herbert E. Bullock           John J. Otto
                                           Betty F. Pacocha (not as
              Joseph Carlson II            to herself or Mr. Wiatr)
              Kevin L. Dumas               Suzanne L. Powers
              Laurie G. Gonthier           Anthony M. Rizzo
                                           Francis J. Wiatr (not as
              Paul N. Jaber                to himself)
              Robert J. McCarthy           Mary C. Williams

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Board of Directors adopted a written charter for the Audit Committee. The members of the Audit Committee are independent from management and the Corporation. All Audit Committee members are considered to be financially literate by the Board of Directors of the Corporation. At least one member of the Audit Committee has accounting or related financial management expertise.

   The Audit Committee has reviewed and discussed the audited financial statements, for December 31, 2001, with management. The Audit Committee has discussed with PricewaterhouseCoopers, LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received from PricewaterhouseCoopers the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PricewaterhouseCoopers the auditors' independence from the Corporation. Based upon these discussions the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Form 10-K, for the year ended December 31, 2001.

   Audit Committee of the Board of Directors of the Corporation and the Bank

   Joseph Carlson II
   Kevin L. Dumas
   Laurie G. Gonthier
   Paul N. Jaber
   Mary C. Williams

                               PERFORMANCE GRAPH

   The following graph compares over the last five years the cumulative total shareholder return on the Corporation's Common Stock, based on the market price of the Corporation's Common Stock, with the cumulative total return of companies on the S&P 500 Index and the reported total return of companies on the SNL New England Thrift Index. Total return values were calculated based on cumulative total return values assuming reinvestment of dividends. The graph assumes a $100 investment on December 31, 1996.


                                    [CHART]


        S&P 500   NewMil Bancorp, Inc.  SNL New England Thrift
1996    100.00    100.00                100.00
1997    133.33    136.28                181.46
1998    171.35    127.65                150.27
1999    207.36    144.13                125.32
2000    188.47    121.60                148.59
2001    166.17    174.68                174.28


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

   During the year ended December 31, 2001, certain directors and officers of the Corporation and the Bank and associates of such directors and officers have been and currently are customers of the Bank and the Corporation and have had banking and other transactions with the Bank and the Corporation. All transactions, including loans, if any, made to such persons and their associates (a) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the Bank, (b) were made in the ordinary course of business, and (c) did not involve more than the normal risk of collectability or present other unfavorable features.

   During the year ended December 31, 2001 the Bank and the Bank's Pension Plan and Profit-Sharing Plan paid PaineWebber fees or commissions for investment services. Some of the commissions that were paid to PaineWebber were earned by Director Laurie G. Gonthier a Vice President of Marketing for PaineWebber, in Middlebury, Connecticut. The commissions paid to Laurie G. Gonthier did not exceed $60,000 on an annualized basis.

                                  PROPOSAL 2

   RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

   The Board of Directors of the Corporation has made arrangements with PricewaterhouseCoopers, LLP, independent certified public accountants, to be its independent auditors for the year ending December 31, 2002 subject to ratification by the Corporation's shareholders. Neither the firm nor any of its partners has any direct or indirect financial interest in, or any connection (other than as independent auditors) with the Corporation or the Bank. A representative of PricewaterhouseCoopers, LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires to do so and to respond to shareholders' questions.

  Audit Fees

   During the year ended December 31, 2001, PricewaterhouseCoopers, LLP billed the Corporation $97,286 in audit fees. These fees were for professional services rendered for the audit of the Corporation's financial statements and reviews of its quarterly financial information included in the Corporation's Form 10-Q's filed with the Securities and Exchange Commission for the quarters ended March 31, June 30 and September 30, 2001.

  Financial Information Design and Implementation

   During the year ended December 31, 2001, PricewaterhouseCoopers, LLP did not bill the Corporation for any financial information design and implementation fees.

  All Other Fees

   During the year ended December 31, 2001, PricewaterhouseCoopers, LLP billed the Corporation for an aggregate of $140,218 for all other professional services rendered by PricewaterhouseCoopers, LLP (internal audit, tax services and acquisition related expenses). The total of $140,218 includes $43,059 that was related to the acquisition of Nutmeg Federal Savings & Loan Association. This figure does not include fees that have not yet been billed. The Audit Committee has determined that the performance of these services is compatible with maintaining the independence of PricewaterhouseCoopers, LLP.

   THE INDEPENDENT AUDITORS MUST BE RATIFIED BY A MAJORITY OF THE VOTES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION.

                             SHAREHOLDER PROPOSALS

   Proposals of the Corporation's shareholders intended to be presented at the 2002 annual meeting of the Corporation must be received by the Corporation not later than November 22, 2002, to be included in the Corporation's proxy statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

   At the time of preparation of this Proxy Statement, the Board of Directors of the Corporation knew of no other matters to be presented for action at the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. If any other matters properly come before the Meeting or any adjournment(s) thereof, the proxies will be voted in accordance with the determination of a majority of the Board of Directors.

                                          By order of the Board of Directors,

                                          BETTY F. PACOCHA
                                          Secretary

March 22, 2002

       PROXY                 NEWMIL BANCOR                                PROXY
                                19 Main Street
                        New Milford, Connecticut 06776
              2002 ANNUAL MEETING OF SHAREHOLDERS--April 26, 2002
         This proxy is solicited on behalf of the Board of Directors of NewMil Bancorp, Inc.
         The undersigned shareholder of NewMil Bancorp, Inc. hereby appoints Kevin L. Dumas and Suzanne L. Powers and each of them the proxies of the undersigned with full power of substitution to vote all the shares of NewMil Bancorp, Inc. held of record by the undersigned on March 8, 2002, at the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, in New Milford, Connecticut, at 9:30 a.m. on Friday, April 26, 2002 and at any adjournment(s) thereof, with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. A majority of said proxies or their substitutes who attend the meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted.
         This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this proxy will be voted "FOR" all nominees for Director and "FOR" proposal 2. If any other business is properly presented at this Annual Meeting, or any adjournment(s) thereof, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.
         The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as follows:
      1.  ELECTION OF DIRECTORS:
    Joseph Carlson II, Betty A. Pacocha, Anthony M. Rizzo, Mary C. Williams
         FOR all nominees listed above       WITHHOLD AUTHORITY to vote for
    (except as marked to the contrary below)   all nominees listed above
                      [_]                                 [_]
      (Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below.)
                                     [_]
         For all nominees except:____________________________________________
                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

       2. PROPOSAL TO RATIFY THE APPOINTMENT OF PricewaterhouseCoopers, LLP as independent auditors of NewMil Bancorp, Inc. for the year ending December 31, 2002.
             FOR        AGAINST      ABSTAIN
              [_]             [_]             [_]
       3. With discretionary authority to vote upon such other matters as may properly come before the Meeting.
                                                 Please sign exactly as your
                                                 name appears on this proxy
                                                 card. When signing as a
                                                 fiduciary or
                                                 representative--attorney,
                                                 executor, administrator,
                                                 trustee or guardian--please
                                                 give your full title as such.
                                                 Proxies signed by a
                                                 corporation must be signed in
                                                 the full corporate name by the
                                                 President or otherwise duly
                                                 authorized officer. Proxies
                                                 signed by a partnership must
                                                 be signed in the partnership
                                                 name by a duly authorized
                                                 person.
                                                 Date:_______________________
                                                 ______________________________
                                                           Signature
                                                 ______________________________
                                                   Signature if held jointly
                                                  PLEASE MARK, SIGN, DATE AND
                                                 RETURN THE PROXY CARD PROMPTLY
                                                  USING THE ENCLOSED ENVELOPE.
        [_]  I PLAN TO ATTEND MEETING
        [_] _______________________________________________________
           ACCOUNT NUMBER                 COMMON